Subsequent Event	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Event

10. Subsequent Event

ProBuild Acquisition

On July 31, 2015, we acquired all of the operating affiliates of ProBuild through the purchase of all issued and outstanding equity interests of ProBuild for $1.63 billion in cash, subject to certain adjustments. Headquartered in Denver, Colorado, ProBuild is one of the nation’s largest professional building materials suppliers. The ProBuild acquisition will lead to greater diversification and scale, an improved geographic footprint, and significant potential cost savings. In addition, we bring to ProBuild significant sales expertise in value-added products, which we believe, when combined with ProBuild’s attractive customer mix, will result in enhanced sales growth of higher margin products for the combined company.

The purchase price was funded with the net cash proceeds from (i) the issuance of $700.0 million in aggregate principal amount of  10.75% senior unsecured notes due 2023, (ii) the entry into a new $600.0 million senior secured term loan facility, (iii) a $295.0 million draw on an amended and restated $800.0 million senior secured asset-backed loan facility and (iv) a public offering of 9.2 million new shares of our common stock at an offering price of $12.80 per share, subject, in each case, to applicable discounts, commissions, fees, and expenses.

This transaction will be accounted for by the acquisition method, and accordingly the results of operations will be included in the Company’s consolidated financial statements from the acquisition date. The purchase price will be allocated to the assets acquired based on estimated fair values at the acquisition date, with the excess of purchase price over the estimated fair value of the net assets acquired recorded as goodwill. The accounting for this acquisition has not been completed at the date of this filing given the proximity to the acquisition date.

We incurred $9.9 million and $15.2 million in acquisition and financing related costs for the three and six months ended June 30, 2015, respectively. Of these costs $6.3 million and $11.6 million were recognized as selling, general, and administrative expense in the accompanying condensed consolidated statement of operations and comprehensive income (loss) for the three and six months ended June 30, 2015. The remaining $3.6 million relates to debt and equity issuance costs and were recognized as other assets in the accompanying condensed consolidated balance sheet as of June 30, 2015. The debt issuance costs will be amortized over the respective terms of the various debt facilities. The equity issuance costs will be recorded as a reduction to additional paid-in capital in the third quarter of 2015.